Exhibit 31.2
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          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 302 of The Sarbanes-Oxley Act of 2002

I, Paul M. Joeckel, the Secretary/Vice President Operations of Eagle Exploration
Company (the "Company"), certify that:

1.   I have reviewed this quarterly report on Form 10-QSB of the Company;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the small  business  issuer as of, and for,  the periods  presented in this report;

4.   The  small  business  issuer's  other  certifying   officer(s)  and  I  are
     responsible  for  establishing  and  maintaining  disclosure  controls  and procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules
     13a-15(f) and 15d-15(f)) for the small business issuer and have:
          (a)  Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the small business issuer,  including its consolidated  subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
          (b)  Designed  such  internal  control over  financial  reporting,  or caused such  internal  control  over  financial  reporting  to be designed under our supervision,  to provide reasonable  assurance
               regarding  the   reliability  of  financial   reporting  and  the
               preparation  of financial  statements  for  external  purposes in accordance with generally accepted accounting principles;
          (c)  Evaluated  the  effectiveness  of  the  small  business  issuer's disclosure  controls and  procedures and presented in this report
               our  conclusions   about  the  effectiveness  of  the  disclosure
               controls and  procedures,  as of the end of the period covered by this report based on such evaluation; and
          (d)  Disclosed  in  this  report  any  change  in the  small  business issuer's internal control over financial  reporting that occurred during the small  business  issuer's most recent  fiscal  quarter
               (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.   The  small  business  issuer's  other  certifying  officer(s)  and  I  have disclosed,  based on our most recent  evaluation  of internal  control over financial reporting,  to the small business issuer's auditors and the audit committee of the small  business  issuer's  board of directors  (or persons performing the equivalent functions):
          (a)  All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which  are  reasonably  likely  to  adversely  affect  the  small business  issuer's  ability to  record,  process,  summarize  and report financial information; and

          (b)  Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

                                           /s/  Paul M. Joeckel
                                           --------------------
                                           Name: Paul M. Joeckel
                                           Title: Secretary/Vice President Operations

Dated: February 11, 2005